COVID-19-RELATED GOVERNMENT ASSISTANCE	12 Months Ended
Dec. 31, 2021
Government Grants [Abstract]
COVID-19-RELATED GOVERNMENT ASSISTANCE
NOTE 26 - COVID-19-RELATED GOVERNMENT ASSISTANCE
In the year ended December 31, 2020, the Group received government assistance in various forms, including government-guaranteed credit facilities in France, Germany, and Switzerland (see NOTE 19 - Borrowings), as well as subsidies to compensate for the cost of employees furloughed as a result of the COVID-19 pandemic in various jurisdictions. These subsidies were recognized where there was reasonable assurance that they would be received and the Company was able to meet all of the associated conditions. For the year ended December 31, 2020, COVID-19-related subsidies in the amount of €22 million were accounted for as a deduction of employee benefit expenses.